EXHIBIT 99.1


                         FORM 4 JOINT FILER INFORMATION


NAME:  JONATHAN DASH

RELATIONSHIP OF REPORTING PERSON TO ISSUER: DIRECTOR

ADDRESS: 9701 WILSHIRE BLVD., #1110, BEVERLY HILLS, CA 90212

DESIGNATED FILER: DASH ACQUISITIONS LLC

ISSUER AND TICKER SYMBOL: WESTERN SIZZLIN CORP [WSZZ]

DATE OF EVENT REQUIRING STATEMENT: 12/4/2007



SIGNATURE:             /s/ Jonathan Dash
            --------------------------------------------
                       JONATHAN DASH

                                                                    EXHIBIT 99.1

                         FORM 4 JOINT FILER INFORMATION


NAME:  DASH ACQ. II, LP

RELATIONSHIP OF REPORTING PERSON TO ISSUER: DIRECTOR

ADDRESS: 9701 WILSHIRE BLVD., #1110, BEVERLY HILLS, CA 90212

DESIGNATED FILER: DASH ACQUISITIONS LLC

ISSUER AND TICKER SYMBOL: WESTERN SIZZLIN CORP [WSZZ]

DATE OF EVENT REQUIRING STATEMENT: 12/4/2007



SIGNATURE:             /s/ Jonathan Dash
            --------------------------------------------
                       JONATHAN DASH